UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 20, 2009

DexCom, Inc.

(Exact Name of the Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-51222	33-0857544
(Commission File Number)	(IRS Employer Identification No.)

6340 Sequence Drive, San Diego, CA	92121
(Address of Principal Executive Offices)	(Zip Code)

(858) 200-0200

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) Amendment to Bylaws

On May 20, 2009, the Board of Directors of DexCom, Inc. (“DexCom”) approved an amendment to DexCom’s Bylaws (the “Amendment”), effective May 20, 2009. Section 1.11(a)(ii) of the Bylaws was amended to expand the disclosure required to be made by shareholders making nominations of persons for election as directors or proposals for consideration at an annual meeting of shareholders to include the following additional information:

(1) a description of any agreement, arrangement or understanding with respect to the nomination or proposal between or among such shareholder and such beneficial owner, any of their respective affiliates or associates, and any others acting in concert with any of the foregoing;

(2) a description of any agreement, arrangement or understanding (including any derivative or short positions, profit interests, options, warrants, stock appreciation or similar rights, hedging transactions, and borrowed or loaned shares) that has been entered into as of the date of the shareholder’s notice by, or on behalf of, such shareholder and such beneficial owners, the effect or intent of which is to mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of, such shareholder or such beneficial owner, with respect to shares of stock of DexCom;

(3) a representation that the shareholder is a holder of record of stock of DexCom entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business or nomination; and

(4) a representation whether the shareholder or the beneficial owner, if any, intends to deliver a proxy statement and form of proxy to holders of at least the percentage of DexCom’s voting shares required under applicable law to carry the proposal, or in the case of a nomination or nominations, a sufficient number of holders of the Corporation’s voting shares to elect such nominee or nominees (an affirmative statement of such intent, a “Solicitation Notice”).

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Bylaws, as amended, which are attached hereto as Exhibit 99.01 and incorporated by reference herein.

Item 9.01:	Financial Statements and Exhibits.

(d)	Exhibits.

Number	Description

99.01	Amended and Restated Bylaws of DexCom, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DEXCOM, INC.

By:	/s/ John Lister
John Lister
V.P. of Legal Affairs

Date: May 22, 2009

Exhibit Index

Number	Description

99.01	Amended and Restated Bylaws of DexCom, Inc.